Exhibit 10.10

SIEMENS

SIEMENS MEDICAL SOLUTIONS USA, INC.

MASTER EQUIPMENT LEASE AGREEMENT

Dated: 12-05-2005

LESSOR: SIEMENS MEDICAL SOLUTIONS USA, INC.
51 Valley Stream Parkway
Malvern, PA 19355

LESSEE: The Sagemark Companies Ltd.
(herein "Lessee")
1285 Avenue of the Americas, 35th Floor
(Address)
New York, NY 10019
(City, State, Zip)

TERMS AND CONDITIONS OF AGREEMENT

1. MASTER LEASE: This Master Equipment Lease Agreement (herein "Agreement") sets forth the basic terms and conditions upon which Lessor shall lease to Lessee and Lessee shall lease from Lessor items of property specified in leasing schedules (herein "Leasing Schedules") to be entered into from time to time. Each Leasing Schedule shall incorporate the terms and conditions of the Agreement and shall constitute a lease as to the property specified in such Leasing Schedule (herein "Equipment"). The term "Lease" as used in the Agreement shall mean the applicable Leasing Schedule as incorporating the terms and conditions of the Agreement. The Agreement shall become effective at the time of Lessor's acceptance (by execution hereof) at its New Jersey address set forth above, by an authorized representative of Lessor.

2. TERM AND LEASE PAYMENTS: The lease term of the Equipment shall be for the period specified in the Leasing Schedule (herein "Lease Term"). The Lease Term shall commence upon the commencement date specified in the Leasing Schedule (herein "Commencement Date"). For the Lease Term, Lessee agrees to pay to Lessor the number of lease payments specified in the Leasing Schedule, each in the amount specified in the Leasing Schedule (herein "Lease Payments") for the payment periods specified in the Leasing Schedule (herein "Payment Periods"), including any Advance Lease Payments specified in the Leasing Schedule, with the first Lease Payment being due on the date set forth on the Leasing Schedule ("First Regular Payment Date"), and the remaining Lease Payments on the same day of each consecutive Payment Period thereafter for the duration of the Lease Term (except that any Lease Payment due on a date that does not exist in a particular month, shall be due on the last day of such month). If Interim Rent is applicable, then in addition to the foregoing, for the period from the Commencement Date to (but excluding) the first day of the month immediately following the Commencement Date ("Interim Period"), Lessee shall pay to Lessor Interim Rent in the amount set forth in the Leasing Schedule and such amount shall be due and payable on the tenth day following the Commencement Date (and the Stipulated Loss Value Schedule to the Lease, if any, shall be construed so that payment #1 under such schedule shall also include the Interim Period). Any Advance Lease Payments (unless otherwise specified in the Leasing Schedule) will be applied upon the effective date of the Lease to the first regular Lease Payment, then to the remaining Lease Payments in reverse order. Lessee agrees to pay on demand, as a late charge, 1.3% per month, limited by the maximum rate permitted by law, of each overdue amount (including accelerated balances) under the Lease, whether such amount is due prior to or after a Default (as hereinafter defined). All payments provided for in the Lease shall be payable at the office of Lessor set forth above, or at any other place designated by Lessor. The Lease is a net lease and Lessee shall not be entitled to any abatement of, reduction of, or setoff against Lease Payments for any reason whatsoever. The Lease may not be terminated or canceled for any reason whatsoever, except as expressly provided in the Lease. No amounts under the Lease may be prepaid.

(CONTINUED ON FOLLOWING PAGES)

IN WITNESS WHEREOF, the parties hereto have duly executed the Agreement as set forth below. Lessee acknowledges that no amendment to any Leasing Schedule or the Agreement shall be effective unless in writing signed by the parties hereto.

BY EXECUTION HEREOF, THE SIGNER CERTIFIES THAT (S)HE HAS READ THE ENTIRE AGREEMENT, THAT LESSOR OR ITS REPRESENTATIVES HAVE MADE NO AGREEMENTS OR REPRESENTATIONS EXCEPT AS SET FORTH HEREIN OR IN THE LEASING SCHEDULE AND THAT (S)HE IS DULY AUTHORIZED TO EXECUTE THE AGREEMENT ON BEHALF OF LESSEE.

ACCEPTED BY:

LESSOR: SIEMENS MEDICAL SOLUTIONS USA, INC.		LESSEE:	The Sagemark Companies Ltd.
BY:	John P. Boyle (Authorized Signature)	BY:	Theodore B. Shapiro (Authorized Signature)
NAME:	John P. Boyle (Printed or Typed)	NAME:	Theodore B. Shapiro (Printed or Typed)
TITLE:	SMSfs, Director Business Administration	TITLE:	President & CEO
DATE:	04/05/06	DATE:	12/19/05

3. DISCLAIMER OF WARRANTIES; LIMITATION OF REMEDY; LIMITATION OF LIABILITY: Lessee has selected both the Equipment and the supplier (identified in the Leasing Schedule, herein "Supplier") from whom Lessee has requested that Lessor purchase the Equipment. **LESSEE AGREES THAT THE EQUIPMENT LEASED UNDER THE LEASE IS LEASED "AS IS" AND IS OF A SIZE, DESIGN AND CAPACITY SELECTED BY LESSEE AND THAT LESSEE IS SATISFIED THAT THE SAME IS SUITABLE FOR LESSEE'S PURPOSES, AND THAT EXCEPT AS MAY OTHERWISE BE SPECIFICALLY PROVIDED HEREIN OR IN THE LEASING SCHEDULE, LESSOR HAS MADE NO REPRESENTATION OR WARRANTY AS TO ANY MATTER WHATSOEVER. LESSOR DISCLAIMS, AND LESSEE HEREBY EXPRESSLY WAIVES AS TO LESSOR, ALL WARRANTIES WITH RESPECT TO THE EQUIPMENT INCLUDING BUT NOT LIMITED TO ALL EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, QUALITY, CAPACITY, OR WORKMANSHIP, AND ALL EXPRESS OR IMPLIED WARRANTIES AGAINST PATENT INFRINGEMENTS OR DEFECTS, WHETHER HIDDEN OR APPARENT.** Nothing contained in the foregoing disclaimer is intended to diminish the right of the Lessee to exercise all rights and remedies against the Supplier, manufacturer or service provider of the Equipment (including Siemens Medical Solutions USA, Inc. if it is the Supplier, manufacturer or servicer of the Equipment) for all representations, warranties and commitments made by such party, either in (i) any written purchase agreement or purchase order covering the Equipment with the Supplier or manufacturer ("Supply Contract"), or (ii) any written service contract with a service provider ("Service Contract"); provided, however, that the exercise of any rights against the Supplier, manufacturer and/or service company shall not alter, amend, abrogate, nullify, supersede, suspend, diminish or otherwise affect any of the obligations of Lessee hereunder. **IN NO EVENT SHALL LESSOR BE LIABLE (INCLUDING WITHOUT LIMITATION, UNDER ANY THEORY IN TORTS) FOR ANY LOSS OF USE, REVENUE, ANTICIPATED PROFITS OR SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF OR IN CONNECTION WITH THE LEASE OR THE USE, PERFORMANCE OR MAINTENANCE OF THE EQUIPMENT.** If the Equipment is not as represented or warranted by the Supplier, manufacturer and/or service company or is unsatisfactory for any reason, Lessee shall make any claim on account thereof solely against the Supplier, manufacturer and/or service company and shall, nevertheless, pay Lessor all amounts payable under the Lease and shall not set up against Lessee's obligations any such claims as a defense, counterclaim, recoupment, deduction, setoff or otherwise.

4. TITLE; IDENTIFICATION; PERSONAL PROPERTY: Lessee acknowledges that subject to the provisions of Section 12 of the Leasing Schedule, title to the Equipment shall at all times be vested in Lessor, and no right, title or interest in the Equipment shall pass to Lessee other than, conditioned upon Lessee's compliance with and fulfillment of the terms and conditions of the Lease, the right to possess and use the Equipment for the full Lease Term. Lessee agrees not to sell, assign, sublet, pledge, or otherwise encumber any interest in the Lease or the Equipment and agrees to keep the same free from any lien, encumbrance, right of distraint or any other claim which may be asserted by any third party. Lessee shall immediately notify Lessor in writing of any tax or other liens attaching to the Equipment. Lessor may require plates or markings to be affixed to or placed on the Equipment indicating Lessor's interest. Lessor and Lessee hereby confirm their intent that the Equipment always remain and be deemed personal property even though the Equipment may hereafter become attached or affixed to realty. Lessee shall obtain all such waivers as Lessor may reasonably require to acknowledge Lessor's title to and assure Lessor's right to remove the Equipment, including any landlord and mortgagee waivers.

5. PAYMENT OF TAXES; GENERAL INDEMNIFICATION: Lessee shall pay promptly to Lessor when due, all taxes, fees and assessments, including but not limited to, all license and registration fees, sales, use, property, gross receipts, excise, transaction, ad valorem, privilege, intangible, stamp or other taxes or charges, together with any fines, penalties or interest thereon (unless such fines, penalties or interest arise solely from Lessor's gross negligence or willful misconduct) now or hereafter imposed by any governmental body, upon or with respect to, any of the Equipment or the use, possession, ownership, leasing, operation, delivery or return thereof (excluding, however, franchise taxes and any taxes based on the net income of Lessor). Any fees, taxes or other amounts paid by Lessor upon failure of Lessee to make such payments set forth in this Section 5 shall be payable upon demand from Lessee to Lessor. Lessee agrees to indemnify and hold Lessor (and its assigns) harmless from and against any and all claims, losses, damages, penalties, actions, suits and liabilities (including negligence, tort and strict liability), together with all reasonable legal costs and expenses in connection therewith incurred by Lessor (and its assigns) which result from, or relate to, the manufacture, purchase, ownership, maintenance, modification, delivery, installation, possession, condition, titling, registration, use, acceptance, rejection, revocation of acceptance, operation or return of the Equipment.

6. INSTALLATION AND DELIVERY: Except as may otherwise be provided in any Supply Contract where Siemens Medical Solutions USA, Inc. is the Supplier (i) Lessee shall provide a suitable installation environment for the Equipment as specified in the applicable manufacturer's or Supplier's manuals, and , furnish all labor required for unpacking and placing each item of Equipment in the desired location and (ii) Lessee shall also be responsible for any delivery, rigging, destination and installation charges charged by the manufacturer or Supplier with respect to the Equipment.

7. OPERATION; USE; INSPECTION: For the full Lease Term, Lessee shall operate the Equipment in accordance with all applicable manufacturer and Supplier manuals or instructions by fully qualified and duly authorized personnel only, in accordance with all applicable laws and regulations. For said Lease Term, Lessee shall properly maintain the Equipment, or cause it to be properly maintained, by a fully qualified service company, and shall immediately notify Lessor in writing of the entity maintaining the Equipment and of any change of such entity. Such maintenance shall be performed in accordance with all requirements necessary to enforce all product warranty rights. All operating and maintenance costs with respect to the Equipment shall be borne by Lessee. Lessee shall not: (a) use, operate or locate the Equipment in any manner or area so as to cause it to be excluded from coverage by any insurance required under the Lease; (b) abandon the Equipment or, without prior written notice to Lessor, take the Equipment out of use; (c) alter the Equipment; (d) permit the Equipment to be removed from the equipment location specified in the Leasing Schedule (herein "Equipment Location"), or any subsequent location, without the prior written consent of Lessor, which consent shall not be unreasonably withheld; or (e) without the prior written consent of Lessor, affix or install any accessory, equipment or device on any item of Equipment if such (i) is not readily removable, or (ii) will impair the value or the originally intended function or use of such Equipment. All additions, repairs, parts, accessories, equipment and devices attached or affixed to any item of Equipment which are not readily removable, shall become the property of Lessor and part of the Equipment for all purposes hereof. Lessor shall have the right from time to time during normal business hours to enter upon the Equipment Location or elsewhere for the purpose of confirming the existence, condition or proper maintenance of the Equipment.

8. RISK OF LOSS; INSURANCE: (a) As between Lessee and Lessor, Lessee agrees that it shall bear all risk of loss, damage to or destruction of the Equipment (whether occurring prior to, on or after the Commencement Date) unless and until the Equipment is returned to Lessor in accordance with the requirements of the Lease, including, without limitation, Section 11 of the Agreement. Notwithstanding the forgoing, where Siemens Medical Solutions USA, Inc. is the supplier, the risk of loss, damage to or destruction of the Equipment shall pass to Lessee upon delivery to the Equipment Location, except as may otherwise be provided in any Supply Contract. Lessee shall give Lessor prompt notice of any damage to or loss of any Equipment or of any occurrence arising from the possession, use or operation of the Equipment resulting in death or bodily injury, or damage to property. In the event of damage to any item(s) of Equipment, Lessee shall immediately place such item(s) in good repair (with no abatement of Lease Payments), with the proceeds of any insurance recovery applied to the cost of such repair. Should any item(s) of Equipment become lost, stolen, destroyed, worn out, damaged beyond repair, condemned, confiscated, seized or requisitioned (herein "Event of Loss"), Lessee shall, at the option of Lessor, either (i) replace the same with like equipment in good repair (with no abatement of Lease Payments) and ensure that Lessor acquires good title to such replacement equipment or execute any documents or instruments requested by Lessor in order to ensure a valid, perfected and enforceable first priority security interest in such replacement equipment, or (ii) in the event Option A of Section 12 of the applicable Leasing Schedule has been selected (#Option A#), pay to Lessor on the lease payment date immediately following such Event of Loss (herein "Loss Payment Date"), the pro rata portion relating to such item(s) of the greater of (A) the remaining Lease Payments for the balance of the Lease Term (calculated as of the Loss Payment Date), plus Lessor#s estimated residual interest in the Equipment, such sum discounted at a per annum rate of five percent (5%), or (B) the stipulated loss value of the Equipment as set forth in the schedule to the Lease and made a part thereof ("Stipulated Loss Value") calculated for the Payment Period immediately following the Loss Payment Date; plus in either case all Lease and other payments due but unpaid through the Loss Payment Date relating to such item(s), whereupon the Lease shall terminate as to such item(s) and Lessor shall adjust the remaining Lease Payments and Stipulated Loss Value Schedule accordingly; or if Option B or Option C of Section 12 of the applicable Leasing Schedule has been selected (#Option B# or #Option C#, as applicable), pay to Lessor on the lease payment date immediately following such Event of Loss, the pro rata portion relating to such item(s) of the sum of (A) the remaining Lease Payments for the balance of the Lease Term and (B) the purchase option price specified in Option B or Option C, as applicable (herein #Purchase Option Price#), such sum discounted at the per annum rate implicit in the Lease assuming exercise by Lessee of such purchase option (herein #Lease Rate#), plus any other payments due from Lessee to Lessor with respect to such item(s), whereupon the Lease shall terminate as to such item(s) and Lessor shall adjust the remaining Lease Payments and Purchase Option Price accordingly.

(b) For the full Lease Term, Lessee, at its expense, shall maintain comprehensive general liability insurance and "all risks" property insurance with respect to the Equipment (as primary insurance for Lessee and Lessor), both in such amounts as Lessor shall require, except that such property insurance shall be in an amount at least equal to the full replacement value of the Equipment or, if Option A was selected, the applicable Stipulated Loss Value thereof, if greater; and such insurance shall be placed with carriers acceptable to Lessor. The liability insurance policy shall name Lessor (and its successors and assigns) as additional insured and the property insurance policy shall name Lessor (and its successors and assigns) as loss payee to the extent its interest may appear, and both policies shall provide that they may not be canceled or altered without at least thirty (30) days prior written notice to Lessor. Lessee irrevocably appoints Lessor its agent and attorney-in-fact for the purpose of adjusting and settling any property insurance hereunder and endorsing in Lessee's name any instruments or payments received in respect thereof. Lessee shall furnish to Lessor within thirty (30) days (or sooner if requested by Lessor) of delivery of the Equipment, a certificate of insurance that such coverage is in effect, however, Lessor shall be under no duty either to ascertain the existence of or to examine such insurance policies or to advise Lessee in the event that such insurance coverage does not comply with the requirements hereof. If Lessee fails to provide Lessor appropriate evidence of property insurance as required hereunder, Lessor shall have the right, but not the obligation, to obtain property insurance covering its interest in the Equipment from an insurer of its choice (#Insurer#), including an affiliate. Lessor may add the costs of acquiring and maintaining such insurance and fees for its services in placing and maintaining such insurance (collectively, #Insurance Charge#) to the amounts due from Lessee under the Lease. Lessee shall pay such Insurance Charge in equal installments allocated to the remaining Lease Payments (plus interest on such allocation at 1.3% per month). In the event that Lessor purchases such insurance, Lessee shall cooperate with Lessor#s insurance agent with respect to the placement of insurance and the processing of claims. Nothing in the Lease shall create an insurance relationship of any type between Lessor (including its Insurer and agents) and Lessee. Lessee acknowledges that Lessor is not required to secure or maintain any such insurance, and Lessor shall have no liability to Lessee if Lessor terminates any insurance coverage arranged hereunder. If Lessor replaces or renews any such insurance coverage, Lessor shall not be obligated to provide replacement or renewal coverage under the same terms, costs, limits, or conditions as previously in effect.

9. DEFAULT AND REMEDIES: (a) Any one or more of the following shall constitute a default by Lessee under the Lease (herein "Default"): (i) failure by Lessee to pay any amounts under the Lease when due and such remains unremedied for a period of ten (10) days from the due date; or (ii) (A) failure by Lessee to maintain any insurance required under the Lease; or (B) failure by Lessee to comply with any other provisions or perform any of its other obligations arising under the Lease or under any other documents or agreements relating to the Lease, and such remains unremedied by Lessee for a period of twenty (20) days; or (iii) any representations or warranties made or given by Lessee or any guarantor of any of Lessee's obligations under the Lease (herein "Guarantor") in connection with the Lease or the Agreement, or any other document or agreement relating to the Lease or the Agreement (including any applicable guaranty), were false or misleading in a material way when made; or (iv) subjection of the Equipment to levy or execution or other judicial process which is not or cannot be removed within thirty (30) days from the subjection thereof, or the imposition of any unauthorized lien on or transfer of the Equipment by or through Lessee; or (v) commencement of any insolvency, bankruptcy or similar proceedings by or against Lessee or Guarantor (each, an "Obligor"), including any assignment by an Obligor for the benefit of creditors, and in the case of any such involuntary proceedings, such is not dismissed within thirty (30) days of institution, or the inability of an Obligor to generally pay its debts as they become due, or the appointment of a receiver, trustee or similar official for an Obligor or any of its respective property; or (vi) any material adverse change from the date of the Leasing Schedule in an Obligor's business operations or financial condition, or any act of an Obligor which imperils the value of the Equipment or the prospect of full performance of an Obligor's obligations under the Lease or any applicable guaranty, including but not limited to the liquidation or dissolution of an Obligor or the commencement of any acts relative thereto, or without the prior written consent of Lessor, any sale or other disposition of all or substantially all of the assets of an Obligor, or any merger or consolidation of an Obligor unless such Obligor is the surviving entity and such Obligor's tangible net worth, after giving effect to such transaction, equals or exceeds that which existed prior thereto, or the cessation of business by an Obligor; or (vii) a default by an Obligor under any Lease, guaranty or other agreement or note with Lessor, or with any assignee of the Lease, or under any agreement with any other party that in Lessor's sole opinion is a material agreement; or (viii) the death of an Obligor, the withdrawal of any partner of an Obligor if such Obligor is a partnership, or the inability of an Obligor to perform any of its respective obligations contained in the Lease or in any applicable guaranty.

(b) Upon any Default, Lessor may exercise any one or more of the following remedies (which remedies shall be cumulative to the extent permitted by law): (i) cancel or terminate the Lease and/or any unfunded commitments or proposals to Lessee, whether related to the Lease or otherwise; (ii) secure peaceable repossession and removal of the Equipment by Lessor or its agent without judicial process; (iii) demand and Lessee shall return the Equipment to Lessor in accordance with Section 11 hereof; (iv) sell, lease or otherwise dispose of the Equipment at public or private sale without advertisement or notice except that required by law, upon such terms and at such place as Lessor may deem advisable, and Lessor may be the purchaser at any such sale (if any such notice is required, Lessor and Lessee agree that 10 days notice shall be deemed to be commercially reasonable); (v) demand and Lessee shall pay all expenses in connection with the Equipment relating to its retaking, refurbishing, selling, leasing or the like; and (vi) exercise any other right or remedy which may be available to it under the Uniform Commercial Code or any other applicable law.

(c) If Option A has been selected, Lessor may exercise one or more of the following remedies in addition to the remedies set forth in Section 9 (b) above (which remedies shall be cumulative to the extent permitted by law): (i) by notice to Lessee, as liquidated damages for loss of a bargain and not as a penalty, declare the Stipulated Loss Value of the Equipment calculated for the Payment Period immediately following the date of such notice immediately due and payable, together with (A) all past due but unpaid Lease Payments through such Payment Period, and (B) all other amounts due under the Lease (including late charges), whereupon such shall become immediately due and payable: (ii) declare all remaining Lease Payments for the balance of the Lease Term discounted at a per annum rate of five percent (5%), plus all past due and unpaid Lease Payments and all other amounts due from Lessee hereunder, immediately due and payable in full, whereupon such shall become immediately due and payable.

(d) If Option B or Option C has been selected, Lessor, in addition to the remedies set forth in Section 9(b) above, may exercise the following remedy (which remedies shall be cumulative to the extent permitted by law): Lessor may declare all remaining Lease Payments for the balance of the Lease Term plus the Purchase Option Price, such sum discounted at the Lease Rate, plus all other due but unpaid Lease Payments and all other amounts due under the Lease (including late charges), immediately due and payable in full, whereupon such shall become immediately due and payable.

10. QUIET ENJOYMENT: So long as no Default exists, Lessor (and any assignee shall be deemed to have warranted that it) shall not interfere with Lessee's quiet enjoyment of the Equipment.

11. RETURN OF EQUIPMENT; EXTENSION OF TERM: Upon the end of the Lease Term or any extension thereof (unless Lessee has purchased the Equipment pursuant to the terms of the Lease), or upon demand of Lessor pursuant to Section 9 hereof, Lessee, at its own risk and expense, shall immediately return the Equipment to Lessor, free of all liens and encumbrances created by or through Lessee, de-installed and packed for shipment (by Supplier or a qualified service company) in accordance with manufacturer's specifications, in the same condition and appearance as when received by Lessee (ordinary wear and tear excepted) and in good working order and eligible for manufacturer's maintenance (if available), along with original user manuals and documentation, freight prepaid and insured, to such location within the continental United States as Lessor shall designate. Should Lessee fail to (i) provide timely notice of exercise as provided in Option A or Option B, or (ii) provide Lessor, at least 120 but not more than 180 days prior to the proposed return date, with written notice of its election to return the Equipment, or (iii) return the Equipment to Lessor in the time and manner provided above, then the Lease Term shall be extended for successive 120 day periods until Lessee provides such notice and returns the Equipment to Lessor in accordance herewith, or Lessor terminates the Lease by 10 days written notice to Lessee. In the event the Lease is extended pursuant to the preceding sentence, the periodic Lease Payments and the Stipulated Loss Value (if any) in effect prior to the expiration of the Lease Term, and all other provisions of the Lease, shall continue to apply.

12. LESSEE REPRESENTATIONS AND COVENANTS: Lessee represents and covenants that: (a) it is duly and solely organized, validly existing and in good standing under the laws of its state of organization; (b) the execution, delivery and performance by Lessee of the Lease and all other related instruments and documents will not violate any governmental statute or regulation, or conflict with or result in any breach, default or violation of the organizational documents of Lessee or any judgment, order or decree to which Lessee or its property is subject; (c) the execution, delivery and performance by Lessee of the Lease and all other related instruments and documents have been duly authorized by all necessary organizational action; (d) Lessee shall furnish Lessor with (and cause any Guarantor to furnish) its annual and such interim financial statements as Lessor shall request, certified and audited (if available), together with officer's certificates, opinions of counsel, resolutions and such other information and documents as Lessor may reasonably request; (e) financial statements and other related financial information furnished by Lessee upon Lessor's request shall be prepared in accordance with generally accepted accounting principles consistently

applied and shall fairly present, in all material respects, Lessee's financial position and results of its operations as of the dates given on such statements; (f) the Lease and all other related instruments or documents hereunder are enforceable in accordance with their terms, shall be effective against all creditors of Lessee under applicable law, including fraudulent conveyance and bulk transfer laws, and shall raise no presumption of fraud; and all information set forth on the Leasing Schedule is true and complete; (g) there are no pending or threatened actions or proceedings before any court, administrative agency or other dispute resolution forum that could have a material adverse effect on Lessee, the Lease or any other related instruments or documents or the transactions thereunder, unless such actions have been previously disclosed to Lessor and consented to in writing by Lessor; (h) the Lease does not evidence a consumer transaction and all Equipment is leased for business purposes only, and not for personal, family or household purposes, and only for its normally intended purpose; (i) all Equipment is and shall at all times be and remain tangible personal property and shall not become a fixture or real property, (j) Lessee shall immediately notify Lessor in writing upon the occurrence of any Default or event which, with the lapse of time or giving of notice, would constitute a Default; and (k) Lessee shall provide Lessor with written notice at least thirty (30) days prior to changing its legal name, address, identity, state of organization, organizational structure, organizational identification number (if applicable) or social security or taxpayer identification number (as applicable). Lessee shall promptly execute and deliver to Lessor such further documents and take such further action as Lessor may reasonably request in order to more effectively carry out the intent and purpose of the Lease.

13. NOTICES; CHANGES; FILINGS; ACCESS TO BOOKS AND RECORDS: (a) Notices, requests or other communications required under the Lease to be sent to either party shall be in writing and shall be (i) by United States first class mail, postage prepaid, and addressed to the other party at the address specified above (or to such other address as such party shall have designated by proper notice), (ii) by personal delivery or (iii) by overnight delivery by a nationally recognized courier. Lessee authorizes Lessor to fill in descriptive material in the Lease (including serial numbers) and to correct any patent errors in the Lease. Lessee (i) authorizes Lessor to file (and Lessee shall execute if requested by Lessor) and (ii) irrevocably appoints Lessor its agent and attorney-in-fact to execute in the name of Lessee and file, any Uniform Commercial Code financing statements (including any amendments thereto) or similar filings with such authorities and with any filing offices as Lessor may determine are necessary or advisable to protect Lessor's interest in the Equipment and/or the Lease, and Lessee agrees to reimburse Lessor upon demand for all costs incurred with respect thereto and with respect to any lien, tax or other related searches (that Lessor may determine are necessary or advisable) performed by Lessor (whether prior to or after the date of the Lease) in connection with any Lease transaction.

(b) For a period of four (4) years from termination of the Lease, Lessor shall make available upon written request of the Secretary of Health and Human Services or upon written request of the Comptroller General or any of their duly authorized representatives, the Lease and the books, records and documents of Lessor which are necessary to certify the nature and extent of costs incurred under the Lease, if and solely to the extent that the Social Security Act applies to the Lease. If Lessor carries out any of the duties of the Lease through a subcontract with a value of $10,000 or more over a 12 month period with a related organization, such subcontract shall include a clause to the effect that until the expiration of four (4) years after the furnishing of any services under the subcontract, the related organization shall make available upon written request of the Secretary of Health and Human Services, the Comptroller General, or any of their duly authorized representatives, the subcontract and the books, documents and records of the related organization that are necessary to certify the nature and extent of costs incurred under that subcontract.

14. ASSIGNMENT: Lessor may assign or transfer all or any interest of Lessor in the Lease and/or the Equipment without notice to Lessee. **UPON ASSIGNMENT LESSEE AGREES TO PAY WITHOUT ABATEMENT, DEDUCTION OR SETOFF ALL AMOUNTS WHICH BECOME DUE UNDER THE LEASE AND FURTHER AGREES THAT IT WILL NOT ASSERT AGAINST ASSIGNEE ANY DEFENSE, COUNTERCLAIM, RECOUPMENT CLAIM OR SETOFF WHICH LESSEE HAS OR MAY HAVE AT ANY TIME AGAINST LESSOR FOR ANY REASON WHATSOEVER.** Lessee acknowledges that any assignment or transfer by Lessor shall not materially change Lessee's duties or obligations under the Lease nor materially increase the burdens or risks imposed on Lessee. Lessee shall (if requested by Lessor) acknowledge in writing any assignments (including any material terms of the Lease) in a form supplied by Lessor. **LESSEE SHALL NOT ASSIGN OR IN ANY WAY DISPOSE OF ALL OR ANY PART OF ITS RIGHTS OR OBLIGATIONS UNDER THE LEASE OR ENTER INTO ANY SUBLEASE OF ALL OR ANY PART OF THE EQUIPMENT WITHOUT THE PRIOR WRITTEN CONSENT OF LESSOR.**

15. MISCELLANEOUS: The Lease shall be binding upon and inure to the benefit of the parties hereto, their legal representatives, heirs, and permitted successors and assigns. **THE PARTIES HERETO WAIVE ALL RIGHTS TO A JURY TRIAL IN ANY LITIGATION ARISING FROM OR RELATED IN ANY WAY TO THE AGREEMENT, LEASE, OR THE TRANSACTION CONTEMPLATED HEREBY. TO THE EXTENT PERMITTED BY APPLICABLE LAW, LESSEE WAIVES ANY AND ALL RIGHTS AND REMEDIES CONFERRED BY STATUTE OR OTHERWISE THAT MAY LIMIT OR MODIFY LESSOR'S RIGHTS AS DESCRIBED IN THE LEASE.** Lessee waives all rights it may have to require Lessor to dispose of or marshall the Equipment or otherwise mitigate its damages hereunder. No waiver of any provision of the Lease shall be effective unless in writing, signed by the party to be charged, and no amendment, supplement or other modification of the Lease shall be effective unless in writing, signed by each of the parties to the Lease. No failure to exercise, no delay in exercising, and no single or partial exercise on the part of Lessor of any right, remedy, or power under the Lease, shall operate as a waiver thereof or preclude Lessor from exercising any other right, remedy or power under the Lease. Any provision of the Lease which is unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability, without invalidating the remaining provisions of the Lease. . The Lease, and all related documents, including (a) amendments, addenda, consents, waivers and modifications which may be executed contemporaneously therewith or subsequently thereto, (b) documents received by Lessor from the Lessee, and (c) financial statements, certificates and other information previously or subsequently furnished to Lessor, may be reproduced by Lessor by any photographic, photostatic, microfilm, micro-card, miniature photographic, compact disk reproduction or other similar process and Lessor may destroy any original document so reproduced. Lessee waives all right to object to the admissibility of such reproduction and stipulates that any such reproduction shall, to the extent permitted by law, be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original itself is in existence and whether or not the reproduction was made by Lessor in the regular course of business) and that any enlargement, facsimile or further reproduction of the reproduction shall likewise be admissible in evidence. Lessee agrees that the terms and provisions of the Agreement and each Lease shall be considered proprietary information of Lessor, and Lessee shall keep such terms and provisions confidential and shall not disclose such terms and provisions to anyone who is not a party hereto. Lessee understands and acknowledges that any disclosure or misappropriation of any of this confidential information in violation of the foregoing may cause Lessor irreparable harm, the amount of which may be difficult to ascertain, and therefore agrees that Lessor shall have the right to apply to a court of competent jurisdiction for an order restraining and enjoining any such further disclosure or misappropriation and for such other relief as Lessor deems appropriate. Such right of Lessor is in addition to the remedies otherwise available to it under this Lease or at law or equity. In the event that Lessor seeks injunctive relief of any provisions of this Lease, then Lessee agrees to waive and hereby does waive any requirements that Lessor post a bond or other security. In consideration of financial accommodations Lessor has extended or may hereafter extend to Lessee under the terms of any lease, loan, note, agreement or instrument with Lessor previously, now or hereafter executed by Lessee (each, a "Contract" and collectively, the "Contracts"), Lessee agrees that all presently existing and hereafter acquired personal property of Lessee in which Lessor (or any assignee of Lessor, as provided below) has a security interest shall secure the payment and performance by Lessee of all of Lessee's obligations to Lessor under the Contracts (including, without limitation, the Lease); provided, however, that any assignee of a Lease shall only be entitled to exercise such rights in the personal property of Lessee in which such assignee has a security interest (whether by assignment from Lessor or otherwise) and may only exercise such rights under any Contracts owned by such assignee (whether by assignment from Lessor or otherwise). No action, regardless of form, arising out of the Lease may be brought by Lessee more than two (2) years after the cause of action has accrued. The representations, warranties, obligations and indemnities of Lessee under the Lease shall survive the termination or cancellation of the Lease to the extent required for their full observance and performance. The obligations of each co-maker (if any) of the Lease, shall be primary, joint and several. In the event that Lessee fails to meet any of its obligations under the Lease, Lessor may at its option satisfy such obligation and Lessee shall reimburse Lessor on demand therefor. In the event that legal or other action is required to enforce Lessor's rights under the Lease (including the exercise of remedies under Section 9 hereof), Lessee agrees to reimburse Lessor on demand for its reasonable attorneys' fees and its other related costs and expenses, (whether incurred prior to or after judgment). The captions in the Lease are for convenience only and shall not define or limit any of the terms hereof. **THE AGREEMENT AND THE LEASE (A) HAVE BEEN ACCEPTED BY LESSOR IN, AND FOR ALL PURPOSES SHALL BE DEEMED CONTRACTS ENTERED INTO IN, THE STATE OF NEW JERSEY, AND (B) SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW JERSEY WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICT OF LAWS THEREOF.**

SIEMENS

SIEMENS MEDICAL SOLUTIONS USA, INC.
LEASING SCHEDULE #10576

LESSOR: SIEMENS MEDICAL SOLUTIONS USA, INC.
51 Valley Stream Parkway
Malvern, PA 19355

LESSEE: The Sagemark Companies Ltd.
(Exact Legal Name; herein "Lessee")
1285 Avenue of the Americas, 35th Floor
(Address)
New York, NY 10019
(City, State, Zip)

LEASING SCHEDULE #10576 (herein also referred to as the "Leasing Schedule" or "Lease"), to that certain Master Equipment Lease Agreement dated 12-05-2005 (herein "Agreement"), between Lessor and Lessee.

1. EQUIPMENT DESCRIPTION: 1 Biograph 16 as referenced in SMS Quote # 1-4F1XRC (attach schedule, if needed).

2. TOTAL EQUIPMENT COST: $1,900,000.00

3. SUPPLIER: Siemens Medical Solutions USA, Inc.

4. LEASE TERM (in months): **84**
(plus any Interim Period, if applicable)

5. COMMENCEMENT DATE: The Lease Term shall commence upon the earliest of (i) completion of installation of the Equipment in accordance with the manufacturer's published specifications, (ii) first patient use of the Equipment, or (iii) fifteen (15) days from the delivery of the bulk of the Equipment to the FOB destination if the installation of the Equipment has been delayed due to causes beyond the reasonable control of Lessor or Supplier (the "Commencement Date").

6. NUMBER OF LEASE PAYMENTS: 84

7. LEASE PAYMENT (per payment period): **3 @ $0.00; 81 @ $32,433.95**

Payable in Advance - First Lease Payment due on the Commencement Date, or if Interim Rent is applicable, the first day immediately following the Interim Period.

8. PAYMENT PERIOD: Monthly

9.(a) ADVANCE LEASE PAYMENTS #: 4 TOTALING: $32,433.95

9.(b) DOCUMENTATION FEE: $0.00 due on invoice

10.(a) EQUIPMENT LOCATION (if different from Lessee's address above): 119 North Park, Rockville Center, NY, 11570

10.(b) LESSEE'S STATE OF INCORPORATION/ORGANIZATION: New York

11. INTERIM RENT APPLICABLE: NO

12. PURCHASE OPTION: Lessee selects the following option (which shall be irrevocable by Lessee once exercised):

OPTION A [ ] a **Fair Market Value** purchase option.

OPTION B [ ] a **Fixed Purchase Option** at a Purchase Option Price of % of the Total Equipment Cost.

OPTION C [X] a **Nominal Fixed Purchase Option** at a Purchase Option Price of $1.00

THE TERMS AND CONDITIONS OF THE FOREGOING OPTIONS AND OTHER IMPORTANT PROVISIONS ARE SET FORTH ON THE FOLLOWING PAGES OF THIS SCHEDULE

IN WITNESS WHEREOF, the parties hereto have duly executed the Lease as of the dates set forth below. For all purposes hereof, the date of the Lease shall be the date of Lessor's acceptance as set forth below. **EXCEPT IF SIEMENS MEDICAL SOLUTIONS USA, INC. IS THE SUPPLIER, LESSEE ACKNOWLEDGES THAT NEITHER LESSOR NOR THE SUPPLIER IS AN AGENT OR REPRESENTATIVE OF THE OTHER AND NEITHER HAS AUTHORITY TO BIND THE OTHER.**

BY EXECUTION HEREOF, THE SIGNER CERTIFIES THAT (S)HE HAS READ THE ENTIRE LEASE, THAT LESSOR OR ITS REPRESENTATIVES HAVE MADE NO AGREEMENTS OR REPRESENTATIONS EXCEPT AS SET FORTH HEREIN, OR IN THE AGREEMENT, AND THAT (S)HE IS DULY AUTHORIZED TO EXECUTE THE LEASE ON BEHALF OF LESSEE.

ACCEPTED BY:

LESSOR: SIEMENS MEDICAL SOLUTIONS USA, INC.

BY: John P. Boyle
(AUTHORIZED SIGNATURE)

NAME: John P. Boyle
(PRINTED OR TYPED)

TITLE: SMSfs, Director Business Administration
(PRINTED OR TYPED)

DATE: 04/05/06

LESSEE: The Sagemark Companies Ltd.

BY: Theodore B. Shapiro
(AUTHORIZED SIGNATURE)

NAME: Theodore B. Shapiro
(PRINTED OR TYPED)

TITLE: President & C.E.O
(PRINTED OR TYPED)

DATE: 12/19/05

OPTION A - FAIR MARKET VALUE PURCHASE OPTION: If Option A has been selected, provided no Default has occurred and is continuing and provided the Lease shall not have previously terminated, Lessee shall have the option, exercisable by written notice to Lessor received by Lessor at least one hundred twenty (120) but not more than one hundred eighty (180) days before the expiration of the (original) Lease Term, to purchase on the day following the last day of such Lease Term (herein "Purchase Date") all but not less than all of the Equipment subject to the Lease for its "Fair Market Value". Fair Market Value shall mean the value of the Equipment (on an installed and operating basis) which would be obtained in an arm's-length transaction between an informed and willing buyer-user (other than a lessee currently in possession or a used equipment dealer) under no compulsion to buy, and an informed and willing seller under no compulsion to sell, and in such determination, costs of removal from the location of current use shall not be a deduction from such value. Fair Market Value shall be determined by the mutual agreement of Lessor and Lessee in accordance with the preceding sentence. If Lessor and Lessee cannot agree, Fair Market Value shall be determined by a qualified independent equipment appraiser selected by Lessor and approved by Lessee, and Lessee shall pay the cost of appraisal. Provided Lessee has timely exercised its option to purchase, Lessee shall pay to Lessor on the Purchase Date the aforementioned purchase price in cash, together with all sales and other taxes or costs applicable to the transfer of the Equipment and any other amounts as may be due and owing under the Lease, whereupon Lessor shall transfer its interest in the Equipment to Lessee without recourse, on an **AS-IS, WHERE-IS** basis and without any warranty, express or implied from Lessor, other than the absence of any liens by or through Lessor, except those (if any) Lessee is obligated to discharge.

OPTION B - FIXED PURCHASE OPTION: If Option B has been selected, provided no Default has occurred and is continuing and provided the Lease shall not have previously terminated, Lessee shall have the option, exercisable by written notice to Lessor received by Lessor at least one hundred twenty (120) but not more than one hundred eighty (180) days before the expiration of the (original) Lease Term, to purchase on the day following the last day of such Lease Term (herein "Purchase Date") all but not less than all of the Equipment subject to the Lease for the amount specified in Option B. Provided Lessee has exercised its option to purchase, Lessee shall pay to Lessor on the Purchase Date the aforementioned purchase price in cash, together with all sales and other taxes or costs applicable to the transfer of the Equipment and any other amounts as may be due and owing under the Lease, whereupon Lessor shall transfer its interest in the Equipment to Lessee without recourse, on an **AS-IS, WHERE-IS** basis and without any warranty, express or implied from Lessor, other than the absence of any liens by or through Lessor, except those (if any) Lessee is obligated to discharge.

OPTION C - NOMINAL FIXED PURCHASE OPTION: If Option C has been selected, provided no Default has occurred and is continuing and provided the Lease shall not have previously terminated, Lessee may purchase all but not less than all of the Equipment at the end of the (original) Lease Term for the nominal purchase price specified in Option C. Lessee shall pay to Lessor on the day following the last day of such Lease Term such purchase price together with all sales and other taxes applicable to the transfer of the Equipment and any other amounts as may be due and owing under the Lease, whereupon Lessor shall transfer its interest in the Equipment to Lessee without recourse, on an **AS-IS, WHERE-IS** basis and without any warranty, express or implied from Lessor, other than the absence of any liens by or through Lessor, except those (if any) Lessee is obligated to discharge.

13. LEASE PAYMENTS; ADJUSTMENTS: Lessee acknowledges that the Lease Payments herein are based upon the Total Equipment Cost set forth above, and as a result of authorized changes to the Equipment, the final Total Equipment Cost may increase or decrease by up to 10%. In such event, the Lease Payments shall be adjusted accordingly, and Lessee authorizes Lessor to correct the Lease (and all related documentation) to reflect such changes, and Lessee, if requested by Lessor, shall confirm such changes to Lessor in writing. The Lease Payments specified in the foregoing Section 7 are based upon a Reference Rate of 4.31%, as reported in The Wall Street Journal on 10-12-2005. The Reference Rate is defined to be the yield to maturity of the U.S. Treasury Note having a 4.000% coupon and maturing in 11/2012, such Note having a remaining life closest to the Lease Term (but in no event less than 60 months) and in the case of multiple notes, the one trading closest to par. The interest rate that will actually be used in establishing the Lease Payments will be increased by one (1) basis point for each one (1) basis point increase in the Reference Rate as published in The Wall Street Journal two business days prior to the Commencement Date. Lessee authorizes Lessor to unilaterally make the appropriate changes to the Lease (and all related documentation) to reflect any changes to the Lease Payments consistent with the foregoing and, if requested by Lessor, Lessee shall confirm such changes to Lessor in writing.

14. MISCELLANEOUS: Lessor and Lessee agree that the terms and conditions of the Agreement are hereby incorporated into this Leasing Schedule to the same extent as if such terms and conditions were set forth in full herein. **THIS LEASING SCHEDULE (AS INCORPORATING THE TERMS OF THE AGREEMENT), TOGETHER WITH ANY APPLICABLE STIPULATED LOSS VALUE SCHEDULE, CONTAIN THE COMPLETE AGREEMENT OF THE PARTIES WITH RESPECT TO ITS SUBJECT MATTER AND SUPERSEDE AND REPLACE ANY PREVIOUSLY MADE PROPOSALS, REPRESENTATIONS, WARRANTIES AND AGREEMENTS; BUT THIS PROVISION, HOWEVER, SHALL IN NO WAY LIMIT OR DIMINISH ANY LIMITATIONS ON LIABILITY, DEFENSES OR RIGHTS, THAT MAY BE AVAILABLE TO SIEMENS MEDICAL SOLUTIONS USA, INC., PURSUANT TO ANY SUPPLY CONTRACT OR SERVICE CONTRACT TO WHICH IT IS A PARTY.** Capitalized terms used herein, which are not otherwise defined herein, shall have the same meanings as set forth in the Agreement. **THE LEASE HAS BEEN ACCEPTED BY LESSOR IN, AND FOR ALL PURPOSES SHALL BE DEEMED A CONTRACT ENTERED INTO IN, THE STATE OF NEW JERSEY. LESSOR AND LESSEE AGREE THAT ALL ACTIONS OR PROCEEDINGS RELATING DIRECTLY OR INDIRECTLY TO THE LEASE AND THE TRANSACTION CONTEMPLATED HEREBY MAY BE LITIGATED IN THE FEDERAL, STATE OR LOCAL COURTS SITTING IN OR FOR THE COUNTY OF MIDDLESEX, NEW JERSEY, AND HEREBY SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF SUCH COURTS.** Lessor and Lessee acknowledge that such courts are convenient forums and waive any defense based upon doctrines of venue or forum non-conveniens or similar rules or doctrines. Lessee consents to service of process by certified mail or by overnight delivery by a nationally recognized courier at its address above (or to such other address as Lessee shall have designated by proper notice) in connection with any legal action brought by Lessor. Any amendments contained or incorporated into this Leasing Schedule, which in any way alter the terms of the Agreement, shall be effective only with respect to this Leasing Schedule and shall be ineffective with respect to any other Leasing Schedule. The Lease shall become effective at the time of Lessor's acceptance (by execution hereof) at the address set forth above, by an authorized representative of Lessor. In the event the Lease is deemed to be intended as security (i) Lessee hereby grants to Lessor and Lessor shall have, to secure all payments and all other obligations of Lessee to Lessor under the Lease, a security interest in the Equipment, together with all accessions, attachments, replacements, substitutions, modifications and additions thereto, now or hereafter acquired, and all Proceeds (as defined in the applicable Uniform Commercial Code) thereof (including insurance proceeds), and (ii) notwithstanding any applicable state laws to the contrary, Lessee agrees to reimburse Lessor for all reasonable attorneys' fees incurred by it incident to any action or proceeding involving the Lessee brought pursuant to the Bankruptcy Code, as amended, which are allowable under Section 506(b) thereof.